Finance result, net	12 Months Ended
Dec. 31, 2023
Finance result, net
Finance result, net

21. Finance result, net

	2023	2022	2021
Interest income	63,964	29,251	5,322
Interest expense on leases	(19,963)	(23,019)	(23,866)
Interest cost	(1,644)	(25,878)	(39,146)
Foreign exchange (losses)/gains, net	(317,285)	(264,360)	211,693
Finance result, net	(274,928)	(284,006)	154,003

The evolution of the finance result is mainly driven by foreign exchange losses on our U.S Dollar cash deposits due to the evolution of the exchange rate of U.S Dollar compared to the Swiss franc. Finance result was a net loss of CHF 0.3 million for the years ended December 31, 2023 and December 31, 2022, whilst it was a net gain of CHF 0.2 million for the year ended December 31, 2021.